July 8, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      The MainStay Funds
                  File Nos. 33-2610; 811-4550

Ladies and Gentlemen:

         This letter serves as notification of the existence of a Spanish language version of The MainStay Funds' (the "Trust's") prospectus dated May 1, 1997 as supplemented May 6, 1997. In addition, there exists a Spanish language version of the Trust's Statement of Additional Information ("SAI") dated May 1, 1997.

         Pursuant to Rule 306 of Regulation S-T, we hereby represent that a fair and accurate English translation of the Trust's Spanish language prospectus dated May 1, 1997 may be found in Post-Effective Amendment No. 37 to the Trust's registration statement, which was filed April 30, 1997 (accession no. 0000950130-97-002027) and that a fair and accurate English translation of the prospectus supplement dated May 6, 1997 may be found in the Trust's 497 filing made May 6, 1997 (accession no. 0000943663-97-000110). We further represent that a fair and accurate English translation of the Trust's Spanish language SAI dated May 1, 1997 may be found in the Trust's 497 filing made May 5, 1997 (accession no. 0000950130-97-002134).

         If you have any questions with respect to any of the above, please do not hesitate to contact Jeffrey L. Steele at (202) 626-3314 or the undersigned at (212) 576-5773.

                                   Sincerely,

                                   /s/A. Thomas Smith III

cc:      Jeffrey L. Steele
         Dechert Price & Rhoads